Investor Update May 2006 Exhibit 99.1

Safe Harbor Disclosure
Please note that the discussion today may contain forward looking statements that involve risks and uncertainties including those relating to the company’s ability to develop new markets, its fleet and growth plans, its low cost advantage vs. competitors, its ability to obtain financing, and its ability to improve profitability and net worth.
These statements are subject to a number of risks that could cause actual results to vary materially from those presented today.  These risks include, but are not limited to, general economic conditions, commodity prices, government regulation, and the competitive environment.
Additional information concerning factors that could cause actual results to vary from those in the forward looking statements are contained in AirTran Holdings Form 10-K for the year ended
December 31, 2005.

3 AirTran Is Well Positioned For The Future • Low-costs with the right sized jet aircraft • Excellent growth opportunities • Industry restructuring will continue to provide significant benefits

AirTran Airways Update
• Youngest all-Boeing fleet in America
– 113 Airplanes - 86 717s/27 737s
• 50 cities served
• 7 consecutive years of profitability
– One of two consistently profitable airlines
• Stable and experienced management

AirTran Has Low Costs
Non Fuel Unit Costs at 653 miles
0.00
2.00
4.00
6.00
8.00
10.00
12.00
14.00
AAI LUV JBLU AWA UAIRQ DAL AMR NWAC
Cents per Mile
While legacy airline costs are down – the gap remains large

What Creates AirTran’s Low Cost Advantage?
• Productive workforce at all levels
• Young, simplified fleet
– Fuel efficient
– Attractive ownership costs
• Efficient use of facilities
• Competition for heavy maintenance contracts
• Low cost distribution
– Over 70% of sales are directly with AirTran

7 Lowering Costs Is Not A One Time Event AirTran's Non Fuel Unit Cost Trend 6.00 6.25 6.50 6.75 7.00 7.25 7.50 2001 2002 2003 2004 2005 2006E Cents per Mile *Excludes non-recurring special items.

8 Low Costs and Small Jets Creates Great Growth Opportunities

Bloomington Bloomington
Buffalo Buffalo
Newark Newark
Pittsburgh Pittsburgh
Miami Miami
West Palm Beach West Palm Beach
Denver Denver
Pensacola Pensacola
Freeport Freeport
Wichita Wichita
Houston Houston
Gulfport Gulfport
Los Angeles Los Angeles
Kansas City Kansas City
Memphis Memphis
Moline Moline
Minneapolis Minneapolis
New Orleans New Orleans
San Francisco San Francisco
New York New York
AirTran Continues To Build City Strength
Savannah Savannah
Jacksonville Jacksonville
Orlando Orlando
Washington Washington
Myrtle Beach Myrtle Beach
Raleigh-Durham
Raleigh-Durham
-Durham
Durham
Newport News Newport News
Baltimore Baltimore
Flint Flint
Las Vegas Las Vegas
Cities >=5 destinations
Jan01 2
Jan02 3
Jan03 4
Jan04 8
Jan05 9
Jul06 13
Dayton Dayton
49
Sarasota Sarasota
Milwaukee Milwaukee
Charlotte Charlotte
Richmond Richmond
Detroit Detroit
Seattle Seattle
Atlanta Atlanta
23
13
8
Chicago Chicago
7
Tampa Tampa
Boston Boston
7
6
Akron/ Akron/
Canton Canton
7
6
Ft. Lauderdale Ft. Lauderdale
Indianapolis Indianapolis
5
Philadelphia Philadelphia
5
Rochester Rochester
5
Ft. Myers Ft. Myers
5
Dallas Dallas

AirTran's Atlanta Hub is Now
One of the Nations Largest Mainline Hubs
0 100 200 300 400 500 600 700 800 900 1000
JBLU-New York
ALK-Seattle
UAUA-San Francisco
LCC-Philadelphia
LUV-Baltimore
LUV-Phoenix
AMR-Miami
LCC-Charlotte
LUV-Chicago
LCC-Phoenix
LUV-Las Vegas
AAI-Atlanta
CAL-Newark
AMR-Chicago
UAUA-Denver
NWAC-Detroit
UAUA-Chicago
NWAC-Minneapolis
CAL-Houston
AMR-Dallas
DAL-Atlanta
Mainline Departures Regional Departures
# of departures

11 Fleet Plan Is Low Cost and Flexible 0 50 100 150 200 2003 2004 2005 2006 2007 2008 2009 2010 717s 737s

12 Industry Restructuring Still Providing Significant Benefits For AirTran

13 Capacity in AirTran’s Atlanta Markets 0 50,000 100,000 150,000 200,000 Mar00 Mar02 Mar04 Mar06 Other Airlines AirTran Daily Seats

14 Capacity Continues To Exit AirTran Markets -8% -6% -4% -2% 0% Domestic AirTran Markets AirTran Atlanta Markets Q206 Change in ASMs

Capacity Cuts Are Helping Revenue Environment
Yr/Yr Change in AirTran's Unit Revenue
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Q105 Q205 Q305 Q405 Jan
2006
Feb
2006
Mar
2006
Apr
2006
Q206
+13-16%
20+ %

AirTran Is Well Positioned For The Future
• Low costs, right size equipment
– AirTran can make money where others can’t
• Brand strength continues to improve
– Business class, XM radio, new planes
• AirTran has excellent growth opportunities
– Replacing inefficient legacy capacity
– Connecting existing cities that have strong demand
– New market opportunities